UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 21, 2019

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Main Street, Hackensack, New Jersey		07601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events

On January 21, 2019, Station Place On Monmouth, LLC (“Station Place”), which is owned 100% by First Real Estate Investment Trust of New Jersey (“FREIT”), entered into a modification agreement with Provident Bank, the holder of the loan secured by Station Place’s property in Red Bank, New Jersey. The outstanding principal balance of the loan is $12,350,000. The material terms of the modification were: (i) FREIT guarantees $2,350,000 of the outstanding principal balance of the loan; and (ii) the loan’s Debt Service Coverage Ratio (“DSCR”) covenants are reduced to a single test that will be tested semi-annually and require a DSCR of 1.2 / 1.0 based on actual debt service. Prior to this modification, the loan’s DSCR covenants provided for three tests that were to be tested quarterly. As previously disclosed, Station Place had not been in compliance with the loan covenants as of October 31, 2018, and the modification waives all previous non-compliance. If the DSCR should fall below 1.2 / 1.0, Provident Bank, at its discretion, may require a current appraisal of the Station Place property. If the loan balance exceeds 85% loan-to-value (“L-T-V”) based on the appraised value, Station Place may be required to resize the loan to bring the L-T-V into compliance by paying down the outstanding principal balance of the loan, posting a letter of credit, or providing additional collateral to Provident Bank.

The statements in this report that relate to future earnings or performance are forward-looking. Actual results might differ materially and be adversely affected by such factors as longer than anticipated lease-up periods or the inability of tenants to pay increased rents. Additional information about these factors is contained in the Trust’s filings with the SEC including the Trust’s most recently filed reports on Form 10-K and Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
Chief Executive Officer

Date: January 24, 2019